Exhibit 32.2

Certification of Principal Financial Officer Pursuant to 18 U.S.C. Section 1350
as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Patrick Shearer, the Chief Financial Officer of NuZee, Inc. (the “Company”), hereby certify, that, to my knowledge:

1. The Annual Report on Form 10-K for the fiscal year ended September 30, 2021 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 22, 2021

By:	/s/ Patrick Shearer
Name:	Patrick Shearer
Title:	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)